Exhibit 10.31

Execution Form 031005

SCREENING AND EVALUATION AGREEMENT

BETWEEN

PFIZER INC.

AND

COLEY PHARMACEUTICAL GROUP, INC.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SCREENING AND EVALUATION AGREEMENT

THIS SCREENING AND EVALUATION AGREEMENT (this “Agreement”) is made as of March 16th, 2005, by and between COLEY PHARMACEUTICAL GROUP, INC., a Delaware corporation having a place of business at Wellesley Gateway, 93 Worcester Street, Suite 101, Wellesley, Massachusetts 02481 and its Affiliates (“Coley”) and PFIZER INC, a Delaware corporation having a place of business at 235 East 42nd Street, New York, New York 10017 and its Affiliates (“Pfizer”), (each individually a “Party” and collectively the “Parties”).

WHEREAS, Coley is the owner or licensee of certain rights, title, and interests in, and know-how related to technologies involving Immunomodulatory Oligodeoxynucleotides useful for modulation of an immune response and the treatment and prevention of cancer; and

WHEREAS, Pfizer is the owner of certain rights, title, and interests in, and know-how related to the treatment and prevention of cancer; and

WHEREAS, Coley and Pfizer, having entered into the License Agreement for the development and commercialization by Pfizer of certain Compounds and Research Compounds (as defined in the License Agreement) in the Field (as defined in the License Agreement), desire to enter into this Agreement for the design and screening of certain Research Compounds by Coley pursuant to the Program.

NOW, THEREFORE, in consideration of the covenants and obligations expressed herein and intending to be legally bound, and otherwise bound by proper and reasonable conduct, the Parties agree as follows:

1.    DEFINITIONS.

1.1 “Affiliate” shall mean, with respect to any Party to this Agreement, any entity directly or indirectly Controlled by, Controlling, or under common Control with, that Party but only for so long as such Control shall continue. “Control” (including, with correlative meanings, “Controlled by,” “Controlling” and “under common Control with”) of an entity means possession, direct or indirect, of (a) the power to direct or cause direction of the management and policies of such entity (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise) or (b) at least 50% of the voting securities (whether directly or pursuant to any option, warrant or other similar arrangement) or other comparable equity interests of such entity.

1.2 “[************************************************************************************************** *********************************************************************************************************** *********************************************************************************************************** **********************************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.3 “[********************************************************************************************************** ********************************************************************************************************************* ***************************************************************************************************************** ***************************************************************************************************** ***************************************************************************************].

1.4 “Coley Screening Invention” shall mean (a) any Technology conceived or reduced to practice in the course of the Program solely by Coley and (b) any Technology relating to any ODN (other than a specific Research Compound) and/or associated in vitro assays where such Technology is (i) conceived or reduced to practice in the course of the Program and during the Program Term (1) solely by Pfizer; or (2) jointly by Coley and Pfizer or (ii) derived directly by Pfizer during the Program Term from the data provided to Pfizer pursuant to Section 2 hereof. As used herein, “Coley” shall include any third party acting on behalf of Coley, and “Pfizer” shall include any third party acting on behalf of Pfizer.

1.5 “Confidential Information” shall mean any technical information furnished by one Party (the “Disclosing Party”) to the other Party (the “Receiving Party”) in connection with this Agreement. Such Confidential Information may include, without limitation, the identity, nucleotide sequence, or structure of an Immunomodulatory Oligodeoxynucleotide, the applicability or use of any Immunomodulatory Oligodeoxynucleotide for a particular oncology indication, information relating to the mechanism of immune stimulation for a particular Immunomodulatory Oligodeoxynucleotide, information about the composition of, or modifications to the nucleotides or backbone, as well as any product specifications, trade secrets, know-how, inventions, intellectual property, technical data or specifications, discovery methods, screening assays or other testing methods, research and development activities and data and information developed in the course of activities pursuant to this Agreement, Screening Committee reports, and the Plan. In the case of information supplied in writing, the Disclosing Party will mark it “Confidential”. In the case of information first supplied orally, the Disclosing Party will outline it in a written summary declaring it to be confidential and delivering such summary to the Receiving Party within 30 days of the original disclosure. “Confidential Information” shall not include any information that (a) is already known to the Receiving Party when furnished by the Disclosing Party, (b) enters the public domain without fault of the Receiving Party or (c) is received by the Receiving Party from a third party not under an obligation of confidentiality to the Disclosing Party.

1.6 “Effective Date” shall have the meaning set forth in the License Agreement.

1.7 “Final Selection ODNs” shall have the meaning set forth in Section 2.2 (c).

1.8 “Immunomodulatory Oligodeoxynucleotide” or “ODN” shall mean a molecule [********************************* ********************************************************************************************************** *********************************************************************************************

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

*******************************************************************************].

1.9 “License Agreement” shall mean the License Agreement between the Parties dated March 16, 2005.

1.10 “Option Term” shall have the meaning set forth in Section 2.2(d).

1.11 “Patent Rights” shall mean all United States and foreign patents and patent applications, including any substitute, divisional, continuation and continuation in-part applications, and the patents issuing therefrom, and further including patents issuing from reissue or re-examination proceedings claiming any invention employed or made in the course of performing the Program.

1.12 “Program ODNs” shall have the meaning set forth in Section 2.2(a).

1.13 “Program Term” shall mean the period beginning on the Effective Date and ending on the first to occur of (a) the [*****] anniversary of the Effective Date or (b) the date on which [***************************************************** *****************************************].

1.14 “Research Compound” shall mean any of up to [*******] Immunomodulatory Oligodeoxynucleotides designed and screened by Coley specifically for Pfizer in the course of the Program and delivered to, and selected by, Pfizer pursuant to Section 2.2(d) hereof. “Research Compound” shall also have the meaning set forth in Section 1.63 of the License Agreement.

1.15 “Research Compound Patent Rights” shall mean any Patent Rights insofar as they contain (a) composition of matter claims limited to the specific sequence of a Research Compound or (b) claims limited to the use of the foregoing composition of matter claims within the Field.

1.16 “Rejected Program ODN” shall have the meaning set forth in Section 2.2(f).

1.17 “Plan” shall mean the written plan describing and governing the performance of work to be conducted under this Agreement for the design, screening and evaluation of Immunomodulatory Oligodeoxynucleotides from which Pfizer may select Research Compounds. The initial Plan is attached as Exhibit A. The Plan may be amended from time to time as provided in Section 2.1(c) and any such amendments shall be attached hereto as successively numbered supplements to Exhibit A.

1.18 “Program” shall mean the program of designing, screening and evaluating Immunomodulatory Oligodeoxynucleotides pursuant to the Plan and this Agreement, from which Pfizer may select Research Compounds for use by Pfizer under the License Agreement.

1.19 “Screening Committee” shall mean the committee which oversees and facilitates the obligations of the Parties hereunder, as established in Section 5.1 of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1.20 “Step 1” shall have the meaning set forth in the Plan, attached as Exhibit A.

1.21 “Step 2” shall have the meaning set forth in the Plan, attached as Exhibit A.

1.22 “Step 3” shall have the meaning set forth in the Plan, attached as Exhibit A.

1.23 “Technology” shall mean all data, technology, know-how, discoveries, inventions whether or not patented or patentable, methods, procedures, technical information and trade secrets relating to the Program ODNs, used or developed during the Term.

1.24 “Term” shall mean the period beginning on the Effective Date and ending at the expiration of the Option Term.

1.25 “Withholding Taxes” shall have the meaning set forth in Section 6.2.

2.    PERFORMANCE OF THE PROGRAM.

2.1 Plan.

(a) General. Subject to the terms and conditions of this Agreement, during the Program, Coley shall design [************************] ODNs specifically for Pfizer as sponsored research, shall screen such ODNs using the screening cascade set forth in the Plan, shall provide Pfizer with information on such ODNs, shall permit Pfizer to select [*******] ODNs as Research Compounds and shall grant to Pfizer an exclusive worldwide license in the Field in the ODNs except for those which become Rejected Program ODNs as provided in Section 2.2 below, which license is governed by the License Agreement. For the avoidance of doubt, the parties agree that the Program constitutes sponsored research and as such, during the Program Term and Option Term, Coley shall not provide to any third party or convey to any third party any right, title or interest in any Program ODN or any data relating to any Program ODN.

(b) Efforts. Pfizer and Coley each shall use reasonably diligent efforts to achieve the objectives of the Plan.

(c) Amendment of Program. During the course of the Program, the Screening Committee may reevaluate the Plan and propose to the Parties that they amend the Plan. The Parties may amend the Plan by written agreement setting forth the specific changes. If any such change will result in a material increase or decrease to work to be done by Coley under the Plan theretofore in effect, the amendment shall increase or decrease the cost-based compensation payable by Pfizer to Coley.

2.2 Delivery and Selection of Research Compounds.

(a) General. At the initial meeting of the Screening Committee (described in Section 5.1), the Parties will agree upon the assays to be conducted in the Step 1 screens and the desired characteristics of the ODNs. Any ODN designed and synthesized by Coley pursuant to the Program shall be a “Program ODN.” Coley cannot guarantee that the actual profile and characteristics of any ODN screened and synthesized in the Program shall meet the desired

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

characteristics set forth in the Plan. The testing periods for each Step of the screening cascades in the Plan are Coley’s good faith estimates and the actual time required for such work may be shorter or longer than such estimates.

(b) Sequence Information. No later than the completion of Step 1 for each Program ODN, Coley will provide Pfizer with the sequence information for such Program ODN. At no time during or after the Term shall Pfizer disclose such sequence information on any Program ODN, nor shall Pfizer use such sequence information on any Program ODN except pursuant to this Agreement, unless and until it selects the Program ODN as a Research Compound provided in Section 2.2(d). All such sequence information shall be Pfizer Confidential Information (as defined in the License Agreement) and shall be governed by Section 9 of the License Agreement unless and until the Program ODN to which such sequence information relates, becomes a Rejected Program ODN pursuant to Section 2.2(f), whereupon it shall become Coley Confidential Information (as defined in the License Agreement). After the Option Term expires Pfizer shall neither make any Rejected Program ODN nor conduct any research thereon (other than that described in the Plan).

(c) Use of Program ODNs During Program Term. During the Program Term Pfizer may select [**********************************] Program ODNs as candidates for further selection as Research Compounds. Each of such Program ODNs selected by Pfizer shall be a “Final Selection ODN.” During the Term, Coley (i) may use any Program ODN for its own research purposes outside the Program at its own expense and shall promptly provide Pfizer with the results of any such research but (ii) shall not provide to any third party, or convey to any third party any right, title or interest in, any Program ODN or any data relating to any Program ODN.

(d) Option Term. The “Option Term” shall be a period commencing at the end of the Program Term and continuing until the [*****] to occur of (i) the [*****************] of the end of the Program Term or (ii) [********************************************************************************************************* *****]. During the Option Term, Coley shall not provide to any third party, or convey to any third party any right, title or interest in or to, any Final Selection ODNs or any data relating to any Final Selection ODNs and Pfizer shall have the exclusive right (even as to Coley) to conduct research on and with the Final Selection ODNs as may be reasonably necessary or appropriate to enable Pfizer to select the Research Compounds. During the Option Term, Pfizer may select [***] of such Final Selection ODNs as Research Compounds, by giving Coley written notice, and any Research Compound shall thereupon be governed by the License Agreement.

(e) Upon selection of the Research Compounds, Coley shall grant to Pfizer an exclusive worldwide license to the Research Compounds in the Field, which license is governed by the License Agreement. For the avoidance of doubt, Coley shall not have any right to make, use, or sell the Research Compounds inside or outside the Field.

(f) Any Program ODN not selected by Pfizer as a Final Selection ODN before the end of the Program Term and any Final Selection ODN not selected by Pfizer as a Research Compound before the end of the Option Term shall be deemed irrevocably rejected by Pfizer under this Agreement and shall be a “Rejected Program ODN.” As of the date on which any

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Program ODN becomes a Rejected Program ODN, all Confidential Information respecting such Rejected Program ODN shall become Coley Confidential Information (as defined in the License Agreement).

(g) Coley and Pfizer shall, during the Term, as a matter of course as described in the Plan, or upon each other’s written or oral request, furnish to each other reasonable amounts of samples of biochemical, biological or synthetic chemical materials which are necessary for each Party to carry out its responsibilities under the Plan. In addition, at Pfizer’s request and at no additional charge, Coley shall deliver to Pfizer up to [*************] of each Final Selection ODN to allow Pfizer to conduct additional studies. If at Pfizer’s request Coley supplies Pfizer with materials in amounts greater than those set out in the Plan, Pfizer will reimburse Coley for the reasonable cost of such materials beyond the amount set out in the Plan.

2.3 Compliance with Law. Each Party agrees to comply with all laws and regulations applicable to the use, storage, disposal, and transfer of the Program ODNs, including, without limitation, the Research Compounds. Each Party assumes sole responsibility for any violation of such laws or regulations by such Party or any of its Affiliates; provided, however, each Party shall be responsible for and indemnify the other Party or any of its Affiliates, in accordance with Section 13 of the License Agreement, to the extent any violation occurs as a result of the other Party following such Party’s instructions relating to the use, storage, disposal or transfer of such ODNs.

2.4 Technology Transfer. Coley will provide Pfizer, at Coley’s expense, with all information and materials reasonably useful for Pfizer to continue development of each Research Compound after the Term. Coley’s obligations in this regard will be defined by a protocol developed by the Screening Committee regarding the deliverables and the procedure for their delivery to Pfizer.

3.    GRANT OF RIGHTS.

3.1 Research License. Coley and Pfizer each grants to the other a nonexclusive, irrevocable, world-wide, royalty-free, perpetual license, including the right to grant sublicenses to Affiliates, to make and use for all research purposes the other Party’s Confidential Information and Technology; provided, however, that this license does not include and Pfizer shall not acquire, by virtue of this Section 3.1, any rights to make or use any Rejected Program ODNs. For clarity, neither Party shall have any right to make and use the other’s Confidential Information and Technology for the sale or manufacture for sale of products or processes.

3.2 Treatment of Program ODNs by Coley. Subject to the terms and conditions of this Agreement and the License Agreement, and subject to any contractual obligations of Coley as of the Effective Date under any of the agreements listed in Schedule 10.1(g)(ii) of the License Agreement and in consideration of the payment of the fees pursuant to Section 6.1 hereof, Coley hereby agrees that (a) Coley shall not use the Program ODNs for any purpose except as expressly set forth in this Agreement, the License Agreement and any other agreement between Coley and Pfizer and (b) Coley shall not provide to any third party, or convey to any third party any right, title or interest in, any Research Compound. Nothing herein shall be construed as limiting Coley’s right to file and prosecute any other Patent Rights relating to the Program ODNs

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

including, without limitation, Patent Rights that claim [***************] (including [*******] in which a Program ODN is a member), a formulation, or any use of ODNs.

3.3 Ownership of Rejected Program ODNs by Coley. Pfizer hereby agrees that when any Program ODN becomes a Rejected Program ODN pursuant to Section 2.2(f) then (a) Pfizer shall not thereafter use the Rejected Program ODNs for any purpose, (b) Pfizer shall not transfer the Rejected Program ODNs to any third parties, and (c) Pfizer shall not thereafter file or prosecute any Patent Rights with respect to the Rejected Program ODNs, including, without limitation, Patent Rights that claim the specific composition of matter of any Rejected Program ODN. Coley shall be free to develop and/or commercialize any Rejected Program ODN, itself or with any third party subject to the limitations set forth in this Agreement and in the License Agreement. Furthermore, upon expiration of the Option Term, Pfizer shall either return or destroy any material containing the Rejected Program ODNs.

3.4 Limitation on Use and Transfer. Nothing in this Agreement shall be construed as in any way altering the rights and obligations of and restrictions on Pfizer under the License Agreement.

3.5 Confidentiality. Until the [*****] anniversary of the end of the Term, neither Party, in its capacity as a Receiving Party, shall (a) disclose any Confidential Information of a Disclosing Party or (b) use any Confidential Information of a Disclosing Party except as provided hereunder.

3.6 No Other Technology Rights. Except as otherwise expressly provided in this Agreement or the License Agreement, under no circumstances shall a Party hereto, as a result of this Agreement, obtain any ownership interest in, or other right to, any technology, know-how, patents, pending patent applications, products, or chemical or biological materials of the other Party, including items owned, controlled or developed by the other Party, or transferred by the other Party to said Party at any time during the Term.

4.    OWNERSHIP AND PROSECUTION OF PATENT RIGHTS.

4.1 Program ODN Patent Rights

(a) During the Program Term and/or Option Term, Coley may file at Pfizer’s expense one or more patent applications encompassing Program ODNs (“Program ODN Patent Rights”) and may at Pfizer’s expense prepare, file and prosecute the Program ODN Patent Rights. Coley will own all right, title and interest in and to such Program ODN Patent Rights.

(b) As and when Pfizer rejects any Program ODN pursuant to Section 2.2(f) above, Pfizer shall retain an interest in the Rejected Program ODN Patent Rights only to the extent that there remains within the Rejected Program ODN Patent Rights a claim, pending or issued, that relates to the Program ODNs not rejected by Pfizer (including without limitation any Research Compounds), and such claim(s) shall be included in the Coley Patent Rights (as defined in the License Agreement).

(c) Coley will communicate fully with Pfizer and allow Pfizer to comment on the preparation, filing and prosecution of any Program ODN Patent Rights. Such communication

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

shall include without limitation (i) providing Pfizer at its request with all necessary files, papers and documents relating to such Program ODN Patent Rights; (ii) providing Pfizer with all application drafts and allowing Pfizer to provide meaningful comment on such drafts sufficiently in advance of filing; and (iii) promptly informing Pfizer of any matters that come to Coley’s attention that may affect the prosecution of any such application, and allowing Pfizer to provide meaningful comment on all prosecution matters.

(d) Coley will provide Pfizer with a copy of any patent application included in the Program ODN Patent Rights or any paper or instrument to be filed in connection therewith that could affect prosecution, sufficiently in advance of filing in order for Pfizer to verify Coley’s compliance with this Agreement. Notwithstanding the foregoing, if and when Coley grants to Pfizer a license to the Research Compounds, then the parties’ rights and obligations with respect to Research Program Patent Rights shall be governed solely by the License Agreement.

4.2 Coley Screening Inventions.

(a) Subject to the research license under Section 3.1 hereof, Coley shall own as against Pfizer all right, title and interest in and to any Coley Screening Invention and Patent Rights therein and Pfizer shall take such actions, including executing documents of assignment, as may be reasonably necessary to vest title to all Coley Screening Inventions with Coley.

(b) Coley shall be responsible, at its sole expense, for the preparation, filing, and prosecution of any Patent Right claiming any Coley Screening Invention. Pfizer agrees to cooperate fully with Coley in the preparation, filing, and prosecution of any Patent Rights claiming any Coley Screening Inventions. Such cooperation shall include, but is not limited to: (i) providing Coley with all necessary files, papers and documents relating to such Coley Screening Inventions at the request of Coley; (ii) executing all papers and instruments, or requiring its employees or agents to execute such papers and instruments, so as to effectuate the ownership of the Patent Rights claiming Coley Screening Inventions with Coley at the request of Coley, and to enable Coley to apply for and to prosecute applications in any country; and (iii) promptly informing Coley of any matters coming to Pfizer’ attention that may affect the prosecution of any such application.

4.3 Employee Obligations. Each Party shall ensure that its employees, consultants, agents, and representatives are contractually required to assign to such Party all right, title, and interest to any inventions conceived or reduced to practice in the course of activities pursuant to this Agreement, and to promptly disclose to such Party all such inventions, whether patentable or otherwise.

4.4 Enforcement of Patent Rights. Coley shall immediately notify Pfizer in writing if it becomes aware of activities by a third party that may constitute infringement of the Research Compound Patent Rights and Pfizer’s rights to enforce the Patent Rights shall be in accordance with Section 7 of the License Agreement.

4.5 Infringement Claims. If the use of an ODN designed and screened by Coley specifically for Pfizer pursuant to this Agreement, including, without limitation, a Research

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Compound, results in any claim, suit or proceeding filed by a third party alleging any infringement by Coley or Pfizer (or their respective Affiliates) of any third party patent, such Party shall promptly notify the other Party hereto in writing. The Parties’ rights to defend any such claim, suit or proceeding shall be in accordance with Section 13 of the License Agreement.

5.    MANAGEMENT OF SCREENING AND EVALUATION PROGRAM.

5.1 Screening Committee Formation and Composition. The Parties shall form a committee (the “Screening Committee”) comprised of four (4) named representatives of Coley and four (4) named representatives of Pfizer, each of whom shall be knowledgeable and experienced with respect to the issues to be discussed by the Screening Committee from time to time. Within 30 days after the Effective Date, each Party will name its representatives for the Screening Committee (designating one as its co-chair) and the Screening Committee shall hold its first meeting. Each Party shall be permitted to substitute and/or replace its named representatives from time to time, as it deems appropriate, by providing the other Party with notice thereof. In addition, each Party shall be permitted to invite additional participants to meetings of the Screening Committee on an as-needed basis.

5.2 Screening Committee Functions and Powers. The Screening Committee shall oversee and supervise the overall performance of the Program. The principal functions of the Screening Committee shall be, inter alia, to:

(a) monitor the progress of the Program;

(b) determine the desired characteristics for Program ODNs, establish methods to be used to measure whether a given Program ODN possesses such desired characteristics and set forth such characteristics and methods in the Plan;

(c) review the data and information generated in the performance of the Program;

(d) outline the assays and timelines for the assays to be performed by Coley in the Plan;

(e) agree to adjust the allocation of ODNs to be run through Step 1, Step 2 or Step 3 screening assays;

(f) agree to change or delete the work otherwise to be performed in the Plan;

(g) facilitate the transfer of technology between the Parties including by developing a protocol for the delivery to Pfizer of materials, know-how and information known to Coley that will enable Pfizer’s production and development of the Research Compounds;

(h) identify and discuss potential new inventions; and

(i) maintain a list of all ODNs delivered to Pfizer pursuant to Section 2 and all Research Compounds assigned to Pfizer.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

5.3 Frequency of Meetings. The Screening Committee shall meet (a) at least once per calendar quarter during the Program Term; (b) at the completion of each of Steps 1, 2 and 3 for [******************]; and (c) on such other occasions as the Parties may agree. Either Party may call a meeting on fifteen (15) days written notice unless the Parties waive such notice.

5.4 Place of Meetings. Unless the Screening Committee decides otherwise, its meetings will alternate between the offices of Coley and Pfizer, with the meeting chaired by the co-chair designated by the Party in whose offices the meeting is held. The time and form of such meetings, including by videoconference or teleconference, shall be as the Screening Committee decides. Each Party shall independently bear the expenses of that Party’s participation in such meetings.

5.5 Minutes. The Screening Committee shall keep accurate minutes of its deliberations, including recording all proposed decisions and all actions recommended or taken. The Screening Committee shall designate at each meeting, a member to act as secretary to prepare draft minutes for such meeting. Draft minutes shall be sent to each member of the Screening Committee within twenty (20) working days of each meeting. The draft minutes shall be edited by the secretary based on the comments of each member, and the edited draft shall be distributed in advance of the next meeting to each member for review and final approval at that meeting.

5.6 Decisions of the Screening Committee. A quorum of the Screening Committee shall consist of at least one (1) Coley member and at least one (1) Pfizer member participating by telephone or in person. A quorum of the Screening Committee shall be present in order for a meeting to take place. Coley and Pfizer shall each have one vote for all matters requiring a vote of the Screening Committee. If a quorum exists at any meeting, then the unanimous vote of Pfizer and Coley is necessary to take any action on behalf of the Screening Committee. Notwithstanding the foregoing, the approval of both parties shall be required to amend the Plan so as to revise [*******************************] or to revise materially the nature or extent of the work done under any Step. No individual Party shall purport to act on behalf of the other Party unless and then only to the extent authorized to do so by the Screening Committee.

5.7 Reports. During the Program Term, Coley shall furnish to the Screening Committee summary written reports describing its progress under the Plan. Such reports shall be due within thirty (30) days after the completion of each of Steps 1 through 3 for [**********] of ODNs.

5.8 Disagreements. If any matter within the decision-making authority of the Screening Committee is presented for its decision and the Screening Committee cannot reach agreement on that decision within fifteen (15) days, or as mutually agreed by the Parties, then it shall refer such matter to dispute resolution in accordance with the procedures set forth in Section 14 of the License Agreement.

6.    PAYMENTS.

6.1 Screening Fees. In consideration for Coley’s performance of its activities in the Program and in consideration for Pfizer’s acquisition of rights in the Program ODNs as provided herein, Pfizer shall pay Coley the amounts listed in the payment schedule attached as Exhibit C to this Agreement subject to any amendments in such amount resulting from the operation of

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Section 2.1(c). The fees payable pursuant to this Section 6.1 shall not be refundable and shall not be creditable against any payment due under the License Agreement.

6.2 Withholding and Payment in U.S. Dollars. Any payments made by Pfizer to Coley under Section 6.1 shall be reduced by the amount that Pfizer is required to withhold pursuant to any applicable United States, federal, state or local tax (“Withholding Taxes”). Pfizer shall submit reasonable proof of payment of the Withholding Taxes to Coley within a reasonable period of time after such Withholding Taxes are remitted to the proper taxing authority. Any payments due under Section 6.1 of this Agreement shall be made in United States Dollars. Such payments shall be made without deduction of exchange, collection, and other charges.

7.    TERM AND TERMINATION.

7.1 Term of the Program. The Program shall commence on the Effective Date of this Agreement and, unless earlier terminated pursuant to this Section 7, shall continue until the [****] anniversary of the Effective Date (the “Program Term”). The Parties may extend the Program Term for additional one (1) year periods on such terms as they may agree upon in writing.

7.2 Termination By Pfizer For Scientific Reasons. Pfizer may terminate this Agreement on ten (10) days prior written notice to Coley if Pfizer determines in its reasonable judgment following discussion with Coley, that the Program is unlikely to produce a Research Compound with sufficiently attractive properties to warrant clinical development. If Pfizer so terminates, [**********************************************************************************************************].

7.3 Termination for Failure to Perform Program. Pfizer may terminate this Agreement upon sixty (60) days prior written notice to Coley, if (a) Coley fails to perform the Step 1 screening cascade set forth in the Plan or (b) fails to use reasonable efforts to perform the Step 2 screening cascade during the applicable two calendar quarter testing periods or (c) fails to use reasonable efforts to perform the Step 3 screening cascade in the applicable three calendar quarter testing period (provided that in either (b) or (c) such period shall be extended by the period if any during which any act or omission of Pfizer caused Coley to be unable to perform such screening); provided, however, if Coley completes such activities within such sixty (60) day notice period, such notice of termination will be of no force or effect. The Parties acknowledge and agree that Coley’s obligations to perform the Step 1 screening cascade and to use reasonable efforts to perform Step 2 and Step 3 screening cascade pursuant to Section 2.2, and/or to cure any failure within sixty (60) days as contemplated herein, shall be tolled (i.e. suspended) during such time as the Parties are in any dispute resolution procedure in accordance with Section 14.2. If Pfizer provides notice of termination to Coley pursuant to this Section 7.3 before the first anniversary of the Effective Date, then unless and until either (i) Coley prevails in the dispute resolution procedure in accordance with Section 14.2, or (ii) Coley remedies such default during the applicable sixty (60) day cure period, Pfizer shall not be obligated to pay any amount otherwise due under Section 6.1.

7.4 Termination Upon Coley Change of Control or Upon Termination of License Agreement. (a) If Coley undergoes a Change of Control (as defined in the License Agreement)

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Pfizer shall have the right to terminate this Agreement on ten business days’ notice in writing to Coley. (b) If the License Agreement terminates for any reason, this Agreement shall automatically terminate simultaneously with the effective date of the termination of the License Agreement. (c) If Pfizer terminates pursuant to Section 7.4(a) or (b), [****************************************** ****************************************************************].

7.5 Termination by Either Party.

(a) Termination for Material Breach. Upon a material breach of this Agreement by either Party (other than as described in Section 7.3 above), the non-breaching Party may provide written notice to the breaching Party specifying the material breach. If the breaching Party fails to cure the material breach during such sixty (60) day period following the date on which the notice of breach is provided, then the non-breaching Party shall have the right to terminate this Agreement.

7.6 Effect of Termination.

(a) The expiration or termination of the Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination.

(b) Upon the expiration or termination of this Agreement, any obligation which by its nature is intended to survive expiration or termination of the Agreement shall survive, including without limitation, Sections 2.4, 3.1, 3.2, 3.3, 3.4, 3.5, 4.1, 4.2, 4.3, 4.4, 4.5 and Section 6 (subject to Section 7).

(c) Notwithstanding anything to the contrary contained herein, if this Agreement is terminated by Pfizer pursuant to Section 7.5 or pursuant to Section 7.3 where such termination of the License Agreement is a result of Coley’s material breach or insolvency, then in addition to all rights that may be available to Pfizer at law or in equity, Pfizer may include in its claim for damages, all amounts paid to Coley pursuant to Section 6.

8.    INCORPORATION BY REFERENCE

Section 8 and Sections 12 through 15 of the License Agreement are hereby incorporated by reference.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

COLEY PHARMACEUTICAL GROUP, INC.	PFIZER INC.

By: /s/ Robert L. Bratzler Name: Robert L. Bratzler Title: President & CEO	By: Lisa Ricciardi Name: Lisa Ricciardi Title: Sr. Vice President

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT A

DRAFT PROPOSAL	CONFIDENTIAL 6 January 2005

Development Of Back-up And Next Generation Immunomodulatory ODN For The Treatment Of Cancer

Summary: ProMune (CPG 7909) appears to be an excellent drug candidate, with many desirable drug features and encouraging clinical data in a randomized trial in advanced NSCLC. The objectives of this Research Collaboration between Pfizer and Coley will be to [****************************************************************************************** *************************************] designed for cancer immunotherapy, with potentially improved potency, tolerability/safety or other differentiating factors compared to ProMune; and [****************************** ****************************************************************************************************************** ************************************************************************************************************************************* ********************************************************************************************************************** ******************************************************************************************************************************* *************************************************************************************************************************** ********************************************************************************************************]

The screening and evaluation portion of the program would run for approximately [*******************************************************************************************************

***************] will reach the proposed Go/ No Go decision point for development [************] from the start of the program, at which point [**************************] could be chosen to move forward into pre-IND development. [***************] program will commence approximately [********] after the [*******], and will reach the proposed Go/ No Go decision point for development [******************], at which point [*************************] could be chosen to move forward into pre-IND development. At the Go/ No Go decision points Pfizer and Coley will review the data on the candidate molecules and Pfizer will have the right to choose [**********] candidate molecules to progress into Pre-IND development in preparation for entering early stage clinical evaluation of these compounds. The pre-IND development step will be collaborative, with both companies contributing to the IND package.

Background: The TLR9 receptor can be stimulated in quite different ways leading to distinct patterns of immune activation, depending on the structure of the ligand. [************************************************************************

*****************************************************************************************************

*****************************************************************************************************

*****************************************************************************************************

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

******************************************************************************************************************************** ****************************************************************************************************************************** *********************************************************************************************************************************** ****************************************************************************************************************************** ***************************************************************************************************************************** ******************************************************************************************]. Since Coley already has extensive experience in the synthesis and in vitro and in vivo characterization of these compounds, there is minimal development risk associated with their incorporation into the program.

Work plan: Using its know-how and propriety methods in oligo design, Coley will design [********************** *******************] for Pfizer. Prior to designing each batch of ODN, Coley will ask for Pfizer’s input as to any particularly desired features (such as shorter or longer length, more or less in vivo stability, etc). All ODN will be designed based on Coley’s extensive experience in producing and testing ODN using various modules and algorithms. Because of this experience, all ODN are expected to be active, but their exact level and pattern of immune stimulation will be identified by Coley using a series of in vitro and in vivo tests known as a Screening Cascade. A relatively simple set of assays would be performed in the first step to de-select compounds that fail to meet the agreed-upon criteria. Compounds giving satisfactory results in an assay will move to the next step of the Screening Cascade and so on. [************************************************************************* **********************], relatively little method and assay development work will be required. Nevertheless as the position shift of a single nucleotide has the potential to significantly influence activity, all screening steps and the performed assays are designed to allow identification of the optimal molecules.

Coley has selected assays for step 2 screening that based on our experience, should provide the best ability to discriminate the desired ODN characteristics and show differences among the ODN synthesized. If Coley develops new assays that appear to be superior, or finds that certain assays do not give reproducible results, are not technically feasible, or do not help to distinguish ODN with different levels of activity, then those assays will be switched in future screens or deleted from the panel of assays. Step 1 and Step 2 will partly be performed in parallel whereby [********************] are screened in separate groups. Starting with the [*****************] will allow Coley to very quickly get this program going, filling the pipeline for subsequent screening steps which are depending on the completion of the first two Steps.

The third step of the screening would be [*******************************************************************

*********************************************************************************************************

****** *************************** *********************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Proposed Screening Cascade:

Note that all assays are in human cells unless otherwise indicated.

Step 1 assays to be performed on all ODN [(************************************** ************************) – estimated ***************** to complete *************:

1.	[****************************************************************************************************** ***********************************]

2.	[****************************************************************************************************** ******************************]

3.	[***************************************************************************************************** *******************************]

4.	[***************************************************************************************************** *******************************]

5.	[***************************************************************************************************** *******************]

6.	[************************************************************************************************]

7.	[****************************************************************************************************** *****************************************************************************************]

8.	Coley to provide data in an Excel spreadsheet or other standard format to Pfizer as it becomes available.

9.	Pfizer to select ODNs for advancement to Step 2.

Step 2 assays to be performed on ODN that have passed Step 1 [*******************************************] – estimated [*] month to complete [***********]:

1.	[*****************************************************************************************************]

2.	[*****************************************************************************************************]

3.	[*****************************************************************************]

4.	[**********************************************************************]

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

5.	[***************************************************************************************************** ********************]

6.	[***************************************************************************************************** *************************************]

7.	[***************************************************************************************************** * **********]

8.	[***************************************************************************************************** *************************]

9.	[***************************************************************************************************** ************************************************************************************************ *********************************************************************************************** ***********].

10.	Coley to provide data in an Excel spreadsheet or other standard format to Pfizer as it becomes available

11.	Pfizer to select ODNs for advancement to Step 3.

Step 3 assays to be performed on ODN that have passed Step 2 [*************************] – estimated [********] to complete [*************]:

1.	[***************************************************************************************************** *******************************]

2.	[******************]

3.	[***********************************]

4.	[***************************************************************************************************** ************************************************************************************************ *********************************************************************************************** ******************************************************].

5.	[***************************************************************************************************** ************************************************************************************************ **************************].

6.	[***************************************************************************************************** ******************************************************************************************************

*****************************************].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

7.	[***************************************************************************************************** ************************************************************************************************* *************************************].

8.	Provide data in an Excel spreadsheet or other standard format to Pfizer as it becomes available.

9.	Pfizer to conduct additional studies during Option Period and select Research Compound.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT B

[**************************************************************************************************************************** ******************************************************************************** *********************

*************************]

B-1

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

EXHIBIT C

COSTS

	[************]		[************]
[****]	[****************** ****************]	[****]	[****************** ****************]	[****]
[******]	[*]	[********]	[*]	[********]
[******]	[*]	[********]	[*]	[********]
[******]	[*]	[*********]	[*]	[*********]
[*****]	[*]	[*********]	[*]	[*********]

[*****************************************************]

PAYMENT SCHEDULE

[****************]	[************]	[************]
[**************]	[********]	[********]
[*******************]	[*******]	[********]
[*******************]	[*********]	[*********]
[*******************]	[********]	[********]
[*****]	[*********]	[*********]

C-1

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.